UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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American Bio Medica Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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122 Smith Road
Kinderhook, New York 12106

April 27, 2011

Dear Fellow Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”) on Tuesday, June 14, 2011, at 10:00 a.m. at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “Annual Meeting”).

In addition to the formal items of business to be conducted at the Annual Meeting, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on matters to be considered. You may vote your proxy via the Internet or by telephone. If you received a printed copy of your proxy materials, you may also vote by mail by signing, dating and returning your proxy card in the envelope provided.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Corporate Secretary
Chief Compliance Officer

122 Smith Road
Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Date:	June 14, 2011
Time:	10:00 a.m., Eastern Standard Time
Place:	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106
At our 2011 Annual Meeting, we will ask you to:

1. Elect two (2) “Class II” directors, each for a three (3) year term commencing upon their election and until their successor shall be elected and duly qualified (the terms of office of the other directors do not expire until 2012 or 2013). The following directors are being nominated:

·Edmund M. Jaskiewicz

·Jean Neff

2. Ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

3. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 18, 2011, the record date.

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
April 27, 2011	Corporate Secretary
Chief Compliance Officer

You are cordially invited to attend the Annual Meeting. Our Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting. Please sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope, or follow the instructions on the proxy card for internet and telephone voting. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 14, 2011

Our financial and other information is contained in our Annual Report on Form 10-K for the year ended December 31, 2010. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Form 10-K for the year ended December 31, 2010, are available at our web site at http://www.abmc.com/investor/proxy2011.html.

122 Smith Road
Kinderhook, New York 12106
PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (the “Company”). The term “Annual Meeting”, as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, or you may cast your vote via telephone or the Internet, and your vote will be cast for you at the Annual Meeting. This process is described below in the section titled “Voting”.

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 17, 2011 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-K for the year ended December 31, 2010, however, the Annual Report is not part of the proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of ABMC at the close of business on April 18, 2011, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 21,744,768 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

Shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before December 30, 2011, must not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8 adopted pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

You are entitled to one vote at the Annual Meeting for each common share of the Company that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the nominee who receives the most votes for the seat will be elected to the two (2) available memberships on the Board (i.e. by a plurality of votes cast). If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm, unless you instruct otherwise; but they do not have authority to vote on non-routine matters, such as the election of directors.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.

If your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2 ─ Ratification of Independent Registered Public Accounting Firm even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1 ─ Election of Directors. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the meeting.

A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

Revocability of Proxy

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $7,000 plus distribution costs and other costs and expenses.

Householding of Proxy Materials

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two (2) or more of our shareholders reside, if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

DISCUSSION OF PROPOSAL RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. During the year ended December 31, 2010, the Company’s Board of Director’s consisted of five (5) members.

Two (2) of the five (5) board seats have terms expiring in 2011. The terms of office of the other directors do not expire until 2012 or 2013. The directors whose terms of office expire at the Annual Meeting are Edmund M. Jaskiewicz and Jean Neff.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Edmund M. Jaskiewicz and Jean Neff to serve as directors until the 2014 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If the nominees should become unavailable to serve, the proxy may be voted for the election of such substitute nominee(s) as may be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unable to serve if elected.

Name	Age	Term Expires	Position(s) held	Director Since
Edmund M. Jaskiewicz	87	2014	Director	1992
Jean Neff	68	2014	Director	2008

The principal occupation and business experience during at least the last five (5) years of the nominees for election as directors are set forth below.

Edmund M. Jaskiewicz has been one of our directors since 1992 and served as our Chairman of the Board of Directors from 1992 until 1999. He was appointed President in September 2003 and was re-appointed Chairman of the Board in September 2004 and continues to serve in that capacity. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

Jean Neff was appointed to our Board of Directors in February 2008. She has over 35 years experience in administration, sales and management. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America, from 1991 until her retirement in 2007. She received her B.S. in Biology from Mercer University in 1964.

The Board of Directors unanimously recommends a vote “FOR” all nominees for election as director.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors that are not nominees

The Company’s Board of Directors currently consists of five (5) members. Two (2) of the five (5) members are being nominated for election at this Annual Meeting, and the principal occupation and business experience during at least the last five (5) years of the nominees is presented above. The other three (3) members that are not nominees at this year’s Annual Meeting and their terms are as follows:

Name	Age	Term Expires	Position(s) held	Director Since
Richard P. Koskey	71	2012	Director	2003
Stan Cipkowski	62	2012	Chief Executive Officer & Director	1986
Carl A. Florio	62	2013	Director	2004

The principal occupation and business experience during at least the last (five) 5 years of each of these directors are set forth below:

Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963.

Stan Cipkowski founded our predecessor company in 1982, has been a member of our Board of Directors since our incorporation in April 1986, and he currently serves as our Chief Executive Officer. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen® product line. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969.

Carl A. Florio joined our Board of Directors in August 2004 and is currently the Vice Chairman of Paradigm Capital Management, Inc. From 2005 to 2008, Mr. Florio served as Regional President – Eastern New York of First Niagara Financial Group, Inc. (NASDAQ:FNFG). Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by FNFG. Mr. Florio received his B.S. in public accounting from the State University of New York at Albany in 1971. Mr. Florio serves as a member of the Board of Directors of First Niagara Financial Group (NASDAQ:FNFG). As of the date of this report, the Company has credit facilities in place with FNFG; however, Mr. Florio is not directly involved in any transactions related to our credit facilities with FNFG.

Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2010

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
	10,000		0	$1.74	01/28/14
Edmund M. Jaskiewicz	141,500		0	$1.08	6/30/14
	50,000		0	$0.20	07/01/19
	50,000	(1)	0	$0.07	07/01/20
	15,750		0	$1.15	10/23/13
Richard P. Koskey	54,000		0	$1.09	06/15/14
	29,000		0	$0.86	07/07/15
	20,830		0	$1.06	07/29/14
Carl A. Florio	29,000		0	$0.86	07/07/15
Jean Neff	0		0	NA	NA

1)
On July 1, 2009, the Company entered into a Financing Agreement with Rosenthal & Rosenthal, Inc. (“Rosenthal”) as a new lender, to refinance an existing line of credit (“Rosenthal Line of Credit”). As a condition to the Rosenthal financing, in June 2009, Mr. Jaskiewicz was required to execute an Agreement of Subordination and Assignment (“Subordination Agreement”) related to $124,000 owed to Mr. Jaskiewicz by the Company as of June 29, 2009 (the “Jaskiewicz Debt”). Under the Subordination Agreement, the Jaskiewicz Debt is not payable, is junior in right to the Rosenthal Line of Credit and no payment may be accepted or retained by Mr. Jaskiewicz unless and until the Company has paid and satisfied in full any obligations to Rosenthal. Furthermore, the Jaskiewicz Debt was assigned and transferred to Rosenthal as collateral for the Rosenthal Line of Credit. As compensation for his execution of the Subordination Agreement, on July 1, 2010, Mr. Jaskiewicz was awarded an option grant representing 50,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.07, the closing price of the Company’s common shares on the date of the grant. The option grant was immediately exercisable.

Note: Information related to Mr. Cipkowski’s outstanding stock options can be found in the table titled “Outstanding Equity Awards at Fiscal Year End” under “Executive Compensation”.

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION(1)
Name	Fees Earned or Paid in Cash ($)(2)		Option Awards ($)		All Other Compensation ($)		Total ($)
Edmund M. Jaskiewicz, Chairman of the Board	$15,000	(3)	$2,900	(4)	$54,600	(5)	$72,500	(6)
Richard P. Koskey, Director	$15,000	(3)	$0		$0		$15,000
Carl A. Florio, Director	$12,500	(7)	$0		$0		$12,500
Jean Neff, Director	$10,000	(8)	$0		$0		$10,000

1)
There were no Stock Awards, Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in the year ended December 31, 2009 therefore, these columns have been omitted.

2)	This figure does not include any reimbursed out of pocket expenses related to a Director’s attendance at a meeting of the Board of Directors or committee of the Board of Directors.
3)	Fees paid for attendance of six (6) regularly scheduled in person Board of Directors’ meetings.
4)
The aggregate grant date fair value of the options, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 was $0.058, and the value of the options totaled $2,900. The fair value of the stock option grant was estimated utilizing the Black-Scholes option-pricing model. The following weighted average assumptions were used: dividend yield of 0%; risk-free interest rate of 3.01%, expected life of 10 years; and stock price volatility of 80%.

5)
Amounts paid to Mr. Jaskiewicz in consideration of his services as patent and trademark counsel to the Company. This figure does not include $496 paid to Mr. Jaskiewicz for reimbursement of filing fees and other expenses associated with the Company’s patents and trademarks, and $3,503 paid to Mr. Jaskiewicz for reimbursed expenses related to Mr. Jaskiewicz’s attendance at meetings of the Board of Directors.

6)
At December 31, 2010, there were invoices totaling $18,816 payable to Mr. Jaskiewicz. On July 1, 2009, the Company entered into a Financing Agreement with Rosenthal & Rosenthal, Inc. (“Rosenthal”) as a new lender, to refinance an existing line of credit (“Rosenthal Line of Credit”). As a condition to the Rosenthal financing, in June 2009, Mr. Jaskiewicz was required to execute an Agreement of Subordination and Assignment (“Subordination Agreement”) related to $124,000 owed to Mr. Jaskiewicz by the Company as of June 29, 2009 (the “Jaskiewicz Debt”). Under the Subordination Agreement, the Jaskiewicz Debt is not payable, is junior in right to the Rosenthal Line of Credit and no payment may be accepted or retained by Mr. Jaskiewicz unless and until the Company has paid and satisfied in full any obligations to Rosenthal. Furthermore, the Jaskiewicz Debt was assigned and transferred to Rosenthal as collateral for the Rosenthal Line of Credit.

7)
Payment for six (6) regularly scheduled in person meetings of the Board of Directors; five (5) of which were attended by Mr. Florio in person and one (1) that was attended by Mr. Florio telephonically.

8)
Fees paid for attendance of five (5) regularly scheduled in person meetings of the Board of Directors, four (4) of which were attended by Ms. Neff in person and one (1) that was attended by Ms. Neff telephonically.

Note: Information related to Mr. Cipkowski’s compensation can be found in the table titled “Summary Compensation” under “Executive Compensation”. Mr. Cipkowski does not receive any compensation for his services as a member of the Board of Directors, or his attendance at meetings of the Board of Directors.

Narrative to Director Compensation Table

Directors who are not employees (“Non-Employee Directors”) of the Company receive a fee of $2,500 per meeting for attending meetings of the Board of Directors in person and are reimbursed for out-of-pocket expenses incurred in attending such meetings. Six (6) regular in-person meetings of the Board of Directors were held in the year ended December 31, 2010.

The Non-Employee Directors agreed, and the Board of Directors therefore resolved, to waive all fees related to the attendance of Committee meetings of the Board of Directors and telephonic board meetings in the year ended December 31, 2010. Committee members are, however, reimbursed for any out of pocket expenses they may incur in attending telephonic meetings of the Board of Directors or meetings of the Committees.

No member of the Board of Directors has a compensation arrangement that differs from those of other members of the Board of Directors.

Proposal No. 2

Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors selected UHY LLP (“UHY”) to be the Company’s principal independent registered public accounting firm for the year ended December 31, 2010 and has selected UHY to continue to be the Company’s principal independent registered public accounting firm for the year ending December 31, 2011.  Representatives of UHY are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

UHY LLP personnel work under the direct control of UHY LLP partners and are leased from wholly-owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

The Company is asking its shareholders to ratify the selection of UHY as its principal independent registered public accounting firm. Although ratification is not required by the Company’s By-laws or otherwise, the Company’s Board of Directors is submitting the Audit Committee’s selection of UHY to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different principal registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. If the appointment of UHY is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

Audit Fees

The aggregate fees billed by UHY to the Company for the years ended December 31, 2010 and December 31, 2009 for the audit of financial statements and review of interim financial information included in the Company’s Form 10-Q’s, or services that were normally provided by UHY in connection with statutory or regulatory filings or engagements were $107,500 and $131,954, respectively.

Audit Related Fees

There were no audit related fees billed by UHY to the Company in the years ended December 31, 2010 or December 31, 2009.

Tax Fees

The aggregate fees billed by UHY to the Company for the years ended December 31, 2010 and December 31, 2009 for professional services related to tax compliance, tax advice, and tax planning were $6,374 and $8,400, respectively. The fees in the years ended December 31, 2010 and December 31, 2009 were for services related to the preparation and filing of the Company’s tax returns.

All Other Fees

There were no other fees billed by UHY to the Company in the years ended December 31, 2010 or December 31, 2009.

There were no other fees billed by UHY for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants. Pursuant to SEC Rule 210.2-01(c)(7)(i), the Company’s Audit Committee approved the engagement of UHY prior to UHY rendering audit or non-audit services. 100% of the services performed by UHY were so approved.

The Board of Directors unanimously recommends a vote “FOR” the ratification of our independent registered public accounting firm for the year ending December 31, 2011.

CORPORATE GOVERNANCE

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a bi-monthly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executives and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary.

The Board of Directors held six (6) regular meetings during the year ended December 31, 2010. Each director attended at least 75% of the meetings of the Board of Directors.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, Annual Meetings of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the members of our Board of Directors attended the Annual Meeting of Shareholders held in June 2010.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are held by different individuals; Stan Cipkowski serves as our Chief Executive Officer and also a member of our Board of Directors, and Edmund Jaskiewicz serves as our President and Chairman of the Board. The Board of Directors believes this structure is appropriate for the Company because it provides the Board of Directors with capable leadership and allows the Chief Executive Officer to focus on the day-to-day business of running the Company while the Chairman leads the Board of Directors. While the Board of Directors does not have an independent lead director, the independent directors regularly meet in executive sessions in connection with regular meetings of the Board of Directors.

Role in Risk Oversight

The role of our Board of Directors in our Company’s risk oversight process includes receiving regular reports from management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic risks. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the member of management responsible for the function from which the risk arises so that it can understand and assess our ongoing risk identification, risk management and risk mitigation strategies. When a committee receives a report regarding a previously unidentified risk, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate the risk oversight role and consult with management about implementation of appropriate risk management and mitigation measures. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from the Company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting.

Independent Directors

Our common shares trade on Pink OTC Markets, Inc., an inter-dealer electronic quotation and trading system. Pink OTC Markets does not have requirements related to director independence; therefore, the Company uses the National Association of Securities Dealers (“NASD”) listing standards and SEC rules and regulations to determine the independence of our directors. For a director to be independent under NASD’s current rules, the director must be a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NASD rules, a “Family Member” means a person’s spouse, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons cannot be considered independent:

•	a director who is, or at any time during the past three (3) years was, employed by the Company;
•
a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

In addition to the requirements stated above, audit committee members are also subject to additional, more stringent independence requirements under NASD and SEC rules, which disqualify:

•	a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an executive officer;
•
a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•
a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity; or

•
a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years.

Furthermore, in addition to the independence requirements discussed above, independent Audit Committee members may not, other than in their capacity as a member of the Audit Committee, the Board of Directors or any other board committee:

•	accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company other than for services as a board member; or
•	be an affiliated person of the Company.

The Board of Directors has determined that Richard P. Koskey, Carl A. Florio and Jean Neff, a majority of the Board of Directors, are independent directors under NASD’s rules.

In accordance with NASD’s rules, independent directors meet in executive session when required in conjunction with regularly scheduled meetings of the Board of Directors, outside of the presence of non-independent directors.

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Committees of the Board of Directors

The Board of Directors of the Company has established the following committees:

Audit Committee

As noted above, our common shares trade on Pink OTC Markets, Inc., an inter-dealer electronic quotation and trading system. Pink OTC Markets does not have requirements related to audit committee composition or audit committee charters. However, as of the date of this report, the Company’s Audit Committee is comprised of three (3) members, all of whom the Board has determined are independent directors, (as independence is defined in NASD Rule 5605(a)(2) of the NASD listing standards, as applicable). During the year ended December 31, 2010, the Audit Committee consisted of directors Richard P. Koskey, Carl A. Florio and Jean Neff. Mr. Koskey continues to serve as the Chairman of this Committee.

The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company’s independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met four (4) times and informally met several times in the year ended December 31, 2010. The Audit Committee charter requires four (4) Audit Committee meetings per year. In the year ended December 31, 2010, Chairman Koskey and Jean Neff attended 75% of the formal meetings and Carl Florio attended 100% of the formal meetings.

Audit Committee Financial Expert

At least one (1) member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financial statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. The Board has determined that independent board members Koskey and Florio both meet these requirements.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants the Company’s audited financial statements for the year ended December 31, 2010 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by statement of Auditing Standards No. 114, (AICPA, Professional Standards, Vol. 1 AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

Based on reviews and discussions with the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee

Richard P. Koskey, Chairman
Carl A. Florio
Jean Neff

Nominating Committee

The Nominating Committee currently consists of three (3) members, all of whom the Board has determined are independent as defined by NASD listing requirements and SEC rules and regulations. During the year ended December 31, 2010, the Nominating Committee consisted of directors Carl A. Florio, Richard P. Koskey, Carl A. Florio and Jean Neff. Mr. Florio continues to serve as the Chairman of this Committee.

The Nominating Committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, the Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. Each candidate should be prepared to participate fully in activities of the Board of Directors, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

Additionally, in determining whether to recommend a director for re-election, the Nominating Committee considers the director’s record of attendance at Board of Directors and Committee meetings and participation in and contributions to the activities of the Board of Directors. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors. The Nominating Committee does, however, believe it appropriate for at least one (1) member of the Board to meet the criteria for an “Audit Committee Financial Expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” within the meaning of applicable NASD listing standards, even though such criteria may not be required by Pink OTC Markets, Inc., an inter-dealer electronic quotation and trading system.

The Nominating Committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board of Directors, the Company’s executives, individuals personally known to the members of the Board of Directors and other research. The Nominating Committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

The Nominating Committee will consider nominees recommended by its shareholders. Shareholders may submit nominations to the Nominating Committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106. To be timely for consideration at our next Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s nomination notice at the Company’s principal executive offices, at the address set forth above, no later than December 30, 2011. The Nominating Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis.

The Nominating Committee met one time in the year ended December 31, 2010 and the slate of Directors was determined upon the recommendation of the Board’s non-management directors (other than the non-management director that is a nominee standing for re-election) and Chief Executive Officer. All members of the Nominating Committee attended this meeting.

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation and Option Committees met formally one (1) time, and several times informally throughout the year ended December 31, 2010.

           During the year ended December 31, 2010, the Compensation and Option Committees are comprised of board members Jean Neff, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASD listing standards and SEC rules and regulations. Director Neff continues to serve as the Chair of this Committee.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2010, the Compensation Committee was comprised of Jean Neff, Richard P. Koskey and Carl A. Florio; none of these individuals served as an officer or employee of the Company or had any relationship requiring disclosure by the Company.  None of these individuals is a former officer of the Company.

Compensation Committee Report

The compensation of the Company’s executive officers, including the chief executive officer, is recommended for determination to the Board of Directors by the Compensation Committee. In addition to recommending executives’ salaries and bonus arrangements, the Compensation Committee recommends policies and guidelines for the determination of other benefits by the Board of Directors.

General. Compensation of the Company’s executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In establishing base salaries, the Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company’s executive officer compensation program, each of which is intended to reflect individual and corporate performance:  base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation. Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In accordance with these criteria, the salary of the Chief Executive Officer was established in his employment agreement executed in April 2007 (and amended in July of 2009), the salary of the Chief Financial Officer was established in his employment agreement executed in August 2007 (and amended in August 2010) and the salary of the Executive Vice President of Operations was established in his employment agreement executed in April 2008. The employment agreement of the Chief Executive Officer was filed as an exhibit to the Company’s Form 10-QSB filed with the SEC on August 13, 2007 and the subsequent amendment to his employment agreement was filed as an exhibit to the Company’s Form 10-Q filed with the SEC on November 13, 2009, the employment agreement of the Chief Financial Officer was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 24, 2007 and the subsequent amendment was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2010 (and further amended on Form 8-K/A on September 3, 2010), and the employment agreement of the Executive Vice President of Operations was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2008.

Bonus Programs. The Company does not currently have any bonus programs in place. In the past, the Company has implemented bonus programs in which executive officers, senior management and certain mid-level managers were eligible to participate. There have not been bonuses paid to anyone in the Company under any bonus plans, including the named executive officers, since the year ended December 31, 2003. The Company continues to evaluate additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any future bonus programs are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company may also adopt other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals.

Stock Options. In the past, the Company has utilized stock options as a form of long-term incentive compensation. Beginning in the year ended December 31, 2005, the Company changed its policies related to grants of stock options and in the future does not plan to widely issue stock options to its employees, officers or directors, but will reserve the issuance of stock options for special circumstances.

In reviewing and approving the Chief Executive Officer’s compensation for the year ended December 31, 2010, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Mr. Cipkowski’s compensation.

The Compensation Committee
Jean Neff, Chair
Richard P. Koskey
Carl A. Florio

Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

EXECUTIVES

Additional Executive Officers and Senior Management

In addition to Mr. Cipkowski, our Chief Executive Officer, and Mr. Jaskiewicz, our President, both referenced earlier in this Proxy Statement, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional executive officers and senior management.

Name	Age	Position(s) held	Since
Stefan Parker(1)	42	Chief Financial Officer, Executive Vice President Finance, Treasurer	2007
Melissa A. Waterhouse	40	Vice President, Chief Compliance Officer, Corporate Secretary	1997
Todd Bailey	40	Vice President, Sales & Marketing	2001
Douglas Casterlin(2)	64	Executive Vice President, Operations	2008

Note: Martin R. Gould served as the Company’s Chief Science Officer and Executive Vice President until his termination effective July 28, 2010.

(1)	Mr. Parker subsequently resigned from the Company effective March 25, 2011.
(2)	Mr. Casterlin subsequently resigned from the Company effective March 25, 2011.

Stefan Parker joined us in March 2005 as our Controller. Upon the resignation of our former Chief Financial Officer (“CFO”), he was appointed interim CFO in July 2007, appointed CFO and Executive Vice President, Finance in August 2007, and he served in that position until his resignation in March 2011. Prior to joining the Company, Mr. Parker spent four (4) years with Mechanical Technology, Inc. as Accounting Manager. Mr. Parker obtained his bachelors degree in finance from Siena College. Mr. Parker resigned from the Company in March 2011.  Pursuant to a severance agreement, Mr. Parker will receive certain benefits over a period of twelve months, and will release the Company from any liability arising in connection with his resignation.

Melissa A. Waterhouse joined us in 1997. Since that time she has held various management positions in Investor Relations, Marketing and Public Relations. She was appointed our Corporate Secretary in September 2003. She currently serves as Vice President and Chief Compliance Officer.

Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently was promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

Douglas Casterlin re-joined the Company in April 2008 and served as our Executive Vice President, Operations until his resignation in March 2011. Mr. Casterlin has over 20 years experience in the field of manufacturing. From September 2004 until April 2008, Mr. Casterlin was employed by Beacon Group SW, Inc. as its Vice President, Business Operations. Prior to his position at Beacon Group SW, Inc., Mr. Casterlin served as the Company's Executive Vice President, Operations from May 1997 to January 2004. Mr. Casterlin studied Engineering at Lehigh University from 1965 to 1966 and received his B.A. degree in Psychology in 1973 from the State University of New York at New Paltz. Mr. Casterlin resigned from the Company in March 2011.  Pursuant to a severance agreement, Mr. Casterlin will receive certain benefits over a period of twelve months, and will release the Company from any liability arising in connection with his resignation.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2010 and December 31, 2009, the compensation paid by the Company to its principal executive officer (“PEO”) and the Company’s two (2) most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the year ended December 31, 2010 (the “Named Executive Officers”). There were no other individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at year-end December 31, 2010.

SUMMARY COMPENSATION TABLE(1)
Name and principal position	Year Ended	Salary ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Stan Cipkowski	12/31/10	$205,920	(2)	$0		$24,176	(3)	$230,096
Chief Executive Officer (PEO)	12/31/09	$205,920	(2)	$78,000	(4)	$22,762	(5)	$306,682
Douglas Casterlin	12/31/10	$149,000	(6)	$2,250	(7)	$21,055	(8)	$172,305
Exec. VP, Operations	12/31/09	$149,522	(6)	$0		$20,757		$170,279
Stefan Parker	12/31/10	$124,615	(9)	$2,250	(7)	$20,880	(10)	$147,745
Chief Financial Officer
Exec. VP, Finance, Treasurer
Martin R. Gould(11)	12/31/09	$148,720	(12)	$0		$11,113	(13)	$159,833
Chief Science Officer
Exec. VP, Technology

Note: Mr. Casterlin and Mr. Parker resigned from the Company effective in March 2011.

1)
There were no amounts paid to the named executive officers related to Bonuses, Stock Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings; therefore, these portions of the table have been omitted.

2)	Pursuant to his employment agreement, Mr. Cipkowski’s annual salary for the years ended December 31, 2010 and December 31, 2009 was $205,920.
3)
Includes: car allowance of $10,000 and $13,168 for health insurance premiums. Also included is $1,008 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

4)
The aggregate grant date fair value of the options, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 was $0.156 per share, and the value of the options totaled $78,000. The fair value of the Cipkowski option grant was estimated utilizing the Black-Scholes option-pricing model. The following weighted average assumptions were used: dividend yield of 0%; risk-free interest rate of 4.34%, expected life of 10 years; and stock price volatility of 69%.

5)
Includes: car allowance of $10,000 and $11,754 for health insurance premiums. Also included is $1,008 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

6)	Pursuant to his employment agreement, Mr. Casterlin’s annual salary for the years ended December 31, 2010 and December 31, 2009 was $149,000.
7)
Represents the aggregate grant date fair value of the options, computed in accordance with FASB ASC Topic 718 was $0.09 per share, and the value of the options totaled $2,250. The fair value of the Casterlin and Parker option grants was estimated utilizing the Black-Scholes option-pricing model. The following weighted average assumptions were used: dividend yield of 0%; risk-free interest rate of 3.29%, expected life of 10 years; and stock price volatility of 86%.

8)
Includes: car allowance of $10,000 and $9,979 for health insurance and dental premiums. Also includes $1,076 for premiums, paid by the Company for Mr. Casterlin’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

9)	Pursuant to his original employment agreement, Mr. Parker’s annual salary was $120,000,however, his employment agreement was amended in August 2010 to increase his annual salary to $135,000.
10)
Includes: car allowance of $10,000 and $9,872 for health insurance premiums. Also included is $1,008 for premiums, paid by the Company for Mr. Parker’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

11)	Mr. Gould was terminated effective July 28, 2010.
12)	Pursuant to his employment agreement, Mr. Gould’s annual salary for the year ended December 31, 2009 was $149,000.
13)
Includes: car allowance of $10,000. Also includes $1,113 for premiums, paid by the Company for Mr. Gould’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

Narrative Disclosure Related to Summary Compensation

Stan Cipkowski (Chief Executive Officer/PEO) entered into an employment agreement with the Company on April 19, 2007 for a one-year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side, and provides for an annual base salary of $205,920 beginning January 1, 2007, a car allowance, health benefits and participation in any management bonus program adopted by the Company.

On July 1, 2009, the Company entered into a Financing Agreement with Rosenthal & Rosenthal, Inc. (“Rosenthal”) as a new lender, to refinance an existing line of credit. As a condition to the Rosenthal financing Mr. Cipkowski was required to execute a Validity Guarantee (the “Validity Guarantee”). Under the Validity Guarantee, Mr. Cipkowski provides representations and warranties with respect to the validity of the Company’s receivables and guarantees the accuracy of the Company’s reporting to Rosenthal related to the Company’s receivables and inventory. The Validity Guarantee places Mr. Cipkowski’s personal assets at risk in the event of a breach of such representations, warranties and guarantees.

As compensation for his execution of the Validity Guarantee, Mr. Cipkowski’s employment contract was extended to be coterminous with the Rosenthal Agreement, which expires on May 31, 2012 unless otherwise terminated as provided in the Rosenthal Financing Agreement; all other terms and provisions of Mr. Cipkowski’s employment contract remain unchanged. On July 1, 2009, Mr. Cipkowski was also awarded an option grant representing 500,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.20, the closing price of the Company’s common shares on the date of the grant. The option grant vests over three (3) years in equal installments.

Mr. Casterlin entered into an employment agreement with the Company on March 6, 2008. The employment agreement was effective April 28, 2008, with a one-year term, and provided for an annual base salary of $149,000 beginning April 28, 2008, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. Mr.Casterlin resigned from the Company in March 2011. Pursuant to a severance agreement, Mr. Casterlin will receive certain benefits over a period of twelve months, and will release the Company from any liability arising in connection with his resignation.

Mr. Parker entered into an employment agreement with the Company on August 22, 2007. The employment agreement was effective on August 22, 2007, with a one-year term, and provided for an annual salary of $120,000, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. Mr. Parker’s employment agreement was amended on August 18, 2010 to increase Mr. Parker’s annual salary to $135,000; all other terms remained unchanged. Mr. Parker resigned from the Company in March 2011. Pursuant to a severance agreement, Mr. Parker will receive certain benefits over a period of twelve months, and will release the Company from any liability arising in connection with his resignation.

Mr. Gould entered into an employment agreement with the Company on May 31, 2007 for a one-year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side and provides for an annual base salary of $149,000 beginning January 1, 2007, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for benefits offered to other employees (including long-term disability and life insurance). In February 2010, the Company provided Mr. Gould with the required advance notice of the Company’s intent to not renew Mr. Gould’s contract. Therefore, Mr. Gould’s contract terminated on May 31, 2010 and Mr. Gould became an at-will employee. Mr. Gould’s employment with the Company was terminated effective July 28, 2010.

Mr. Cipkowski’s employment agreement has severance and change in control provisions. In August 2010, the Company entered into a Severance/Change in Control Agreement with its Chief Compliance Officer, Vice President and Corporate Secretary Melissa A. Waterhouse. Under these agreements, termination from the Company for any reason other than cause results in severance being paid to the officer. Such severance equals twelve (12) months of the officer’s base salary (or six (6) months in the case of Ms. Waterhouse) at the time of separation, with continuation of all medical benefits during the twelve-month (or 6-month) period at the Company’s expense. Additionally, under the employment agreements, an officer may resign their position and elect to exercise the severance provision at their option under the following circumstances:

1)
If they are required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment in the case of Cipkowski or Waterhouse; or

2)
If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer (in the case of Mr. Cipkowski) or Chief Compliance Officer (in the case of Ms. Waterhouse) at the direction of the Board of Directors.

In addition, the Company provides for all of its executive officers the same benefits offered to other employees, including long-term disability and life insurance, at Company expense. The Company’s employment agreements with its executive officers also contain change in control provisions which give each officer the option to resign and receive a lump sum severance payment equal to two (2) times their respective annual base salaries at the time of the change in control (or one (1) time the base salary at the time of change in control in the case of Ms. Waterhouse), which option must be exercised within ten (10) days following the change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of the Named Executive Officers at year-end December 31, 2010:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS(1)
NAME	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
	100,000	0		$0.94	01/10/11
Stan Cipkowski	100,000	0		$1.11	07/11/12
Chief Executive Officer (PEO)	200,000	0		$1.03	10/24/12
	338,500	0		$1.08	06/30/14
	165,000	335,000		$0.20	07/01/19
	150,000	0		$2.00	05/02/10
Douglas Casterlin	50,000	0		$0.94	01/10/11
Exec. VP, Operations	0	25,000	(2)	$0.09	12/31/20
Stefan Parker	25,000	0		$0.94	03/15/15
Chief Financial Officer	0	25,000	(2)	$0.09	12/31/20
Exec. VP, Finance

Note: All options previously granted to Mr. Gould were cancelled on July 28, 2010 upon his termination from employment with the Company.

1)
No Stock Awards were outstanding for any of the Named Executive Officers in the year ended December 31, 2010, and therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the Named Executive Officers, this column was omitted as well.

2)
On December 31, 2010, Mr. Casterlin and Mr. Parker were each awarded an option grant to purchase 25,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.09, the closing price of the Company’s common shares on the date of the grants. Pursuant to the severance agreements with Mr. Casterlin and Mr. Parker, any options not vested on their resignation dates will continue to vest as though their resignations had not occurred.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Edmund M. Jaskiewicz

During the years ended December 31, 2010 and December 31, 2009, the Company paid an aggregate of $74,000 and $49,000, respectively, to Edmund M. Jaskiewicz, the Company’s President and Chairman of the Board of Directors (“Jaskiewicz”) in consideration of his services as patent and trademark counsel to the Company, services as a member of its Board of Directors, and for reimbursement of expenses related to same. At December 31, 2010, there were invoices totaling $19,000 payable to Jaskiewicz.

As a condition to the Rosenthal Line of Credit closing, in June 2009, Jaskiewicz was required to execute an Agreement of Subordination and Assignment (“Subordination Agreement”) related to $124,000 owed to Jaskiewicz by the Company as of June 29, 2009 (the “Jaskiewicz Debt”). Under the Subordination Agreement, the Jaskiewicz Debt is not payable, is junior in right to the Rosenthal Line of Credit and no payment may be accepted or retained by Jaskiewicz unless and until the Company has paid and satisfied in full any obligations to Rosenthal. Furthermore, the Jaskiewicz Debt was assigned and transferred to Rosenthal as collateral for the Rosenthal Line of Credit.

As compensation for his execution of a Subordination Agreement, on July 1, 2009, Jaskiewicz was awarded an option grant representing 50,000 common shares of the Company under the Company’s 2001 Plan, at an exercise price of $0.20, the closing price of the Company’s common shares on the date of the grant, and on July 1, 2010, Jaskiewicz was awarded an option grant representing 50,000 common shares of the Company under the Company’s 2001 Plan, at an exercise price of $0.07, the closing price of the Company’s common shares on the date of the grant. Both option grants were immediately exercisable on the date of the grant.

Stan Cipkowski

As a closing condition to the Rosenthal Line of Credit, in July 2009, Mr. Cipkowski was required to execute a Validity Guarantee (the “Validity Guarantee”). Under the Validity Guarantee, Mr. Cipkowski provides representations and warranties with respect to the validity of the Company’s receivables as well as guaranteeing the accuracy of the Company’s reporting to Rosenthal related to the Company’s receivables and inventory. The Validity Guarantee, among other things, places Mr. Cipkowski’s personal assets at risk in the event of a breach of such representations, warranties and guarantees.

As compensation for his execution of the Validity Guarantee, Mr. Cipkowski’s employment contract was extended to be coterminous with the Rosenthal Line of Credit, which expires on May 31, 2012 unless otherwise terminated in accordance with its terms; all other terms and provisions of Mr. Cipkowski’s employment contract remain unchanged. On July 1, 2009, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.20, the closing price of the Company’s common shares on the date of the grant. The option grant vests over three (3) years in equal installments.

General

The Company, through its Board of Directors, attempts to review all related party transactions to ensure fairness to the Company and proper disclosure under SEC rules. Additionally, the Board of Directors conducts annual reviews of each director to determine such director’s independence. We also require each of our executive officers and directors to complete a questionnaire that is intended to identify transactions or potential transactions that require disclosure under SEC rules or create a potential conflict of interest. Furthermore, our Code of Ethics contains provisions related to actual or apparent conflicts of interest between personal and professional relationships. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com as noted under “Code of Ethics” earlier in this document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 18, 2011 there were 21,744,768 common shares outstanding of which 21,744,768 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 18, 2011, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the United States Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 18, 2011 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership *		Percent of Class
Common	Stan Cipkowski C/O 122 Smith Road Kinderhook, NY 12106	2,296,500	(1)	10.18%
Common	Edmund M. Jaskiewicz C/O 122 Smith Road Kinderhook, NY 12106	2,168,155	(2)	9.9%
Common	Douglas Casterlin C/O 122 Smith Road Kinderhook, NY 12106	114,500		**
Common	Martin R. Gould(3) C/O 122 Smith Road Kinderhook, NY 12106	5,000		**
Common	Richard P. Koskey C/O 122 Smith Road Kinderhook, NY 12106	118,750	(4)	**
Common	Carl A. Florio C/O 122 Smith Road Kinderhook, NY 12106	61,830	(5)	**
Common	Stefan Parker C/O 122 Smith Road Kinderhook, New York 12106	25,000	(6)	**
Common	Jean Neff C/O 122 Smith Road Kinderhook, NY 12106	0		0%
Common	Directors and Executive Officers as a group (8 persons)	4,789,735	(7)	20.9%

*	Unless otherwise noted, the number of shares noted for each individual is based upon information obtained from their Section 16(a) or Rule 13d filings with the SEC.
**           Less than one percent (1%).
(1)           Includes 803,500 common shares subject to stock options exercisable within 60 days of April 18, 2011.
(2)	Includes 251,500 common shares subject to stock options exercisable within 60 days of April 18, 2011.
(3)	Martin Gould’s employment was terminated on July 28, 2010 and all options issued to Mr. Gould were cancelled on July 28, 2010.
(4)	Includes 98,750 common shares subject to stock options exercisable within 60 days of April 18, 2011.
(5)	Includes 49,830 common shares subject to stock options exercisable within 60 days of April 18, 2011.
(6)	Includes 25,000 common shares subject to stock options exercisable within 60 days of April 18, 2011.
(7)	Includes an aggregate of 1,228,580 common shares subject to stock options exercisable within 60 days of April 18, 2011.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent (10%) beneficial holders complied with all Section 16(a) requirements during the year ended December 31, 2010.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Corporate Secretary
April 27, 2011	Chief Compliance Officer

PROXY

ANNUAL MEETING OF SHAREHOLDERS

For the Year Ended December 31, 2010

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 27, 2011, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Waterhouse, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 18, 2011, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Tuesday, June 14, 2011 at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.           The election of the two (2) nominees listed in the Proxy Statement for the Annual Meeting, each as a director to serve the term indicated in the Proxy Statement commencing with the ensuing year and until their successor(s) shall be elected and duly qualified.

If you wish your votes to be case for each of the two (2) nominees listed below, place an “X” in this box  ☐

If you wish to withhold your votes for each of the two (2) nominees listed below, place an “X” in this box  ☐

If you do not wish to vote for all of the nominees, line out the name(s) of the person(s) for whom you do not wish to vote

DIRECTORS:

EDMUND M. JASKIEWICZ
JEAN NEFF

2.           To ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

☐ FOR        ☐ AGAINST      ☐ ABSTAIN

In their discretion, proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE FOR THE NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAME OF THE PERSON IS LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION.  THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:
Name:
Beneficial Shareholder (Please Print)
Address:

Signature(s)

(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING

1

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

(This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title.  If there is more than one fiduciary, all should sign. All joint owners must sign.

2